                              Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Menderes Akdag, and I, Bruce S. Rosenbloom, each certify to the best of our knowledge, based upon a review of the report on Form 10-Q for the quarter ended September 30, 2009 (the “Report”) of the Registrant, that:

(1)

the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 2, 2009

By:_/s/  Menderes Akdag__________

Menderes Akdag

Chief Executive Officer and President

By:_/s/  Bruce S. Rosenbloom_______

Bruce S. Rosenbloom

Chief Financial Officer